UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2013

WESTMOUNTAIN GOLD, INC.
 (Exact Name of Small Business Issuer as specified in its charter)

Colorado	000- 53028	26-1315498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 2186 S. Holly St., Suite 104, Denver, CO 80222
 (Address of principal executive offices including zip code)

(303) 800-0678
 (Registrant's telephone number, including area code)

WESTMOUNTAIN INDEX ADVISOR, INC.
(Former Name or Former Address, if Changed Since Last Report)

123 North College Ave, Ste 200, Ft. Collins, Colorado 80524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – OTHER EVENTS

Item 8.01 Other Events.

WestMountain Gold, Inc. (“WestMountain”) (OTCQB: WMTN), an emerging mineral exploration and development company, held its 2013 Annual Meeting of Stockholders on February 28, 2013.  The results of the Annual Meeting were detailed in the Form 8-K dated and filed on February 28, 2013.  Each of the matters considered at the meeting was described in detail in the definitive proxy statement on Schedule 14A that the Company filed with the Securities and Exchange Commission on December 31, 2012.

The shareholders approved an amendment to the Company’s Articles of Incorporation changing the Company’s name to WestMountain Gold, Inc. Articles of Amendment effecting the change in the Company’s name were filed with the State of Colorado on February 28, 2013. Financial Industry Regulatory Authority (“FINRA”) received the documentation necessary to announce the name change on March 7, 2013 and the Company began trading under the name WestMountain Gold, Inc. effective on March 8, 2013. The Company continues to trade under the symbol WMTN.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits –

Exhibit No.	Description
4.1	Articles of Amendment dated February 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: WestMountain Gold, Inc.

By:	/s/ Mark Scott
Mark Scott, CFO

March 12, 2013

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits –

Exhibit No.	Description
4.1	Articles of Amendment dated February 28, 2013